UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) April 14, 2006
                                                         ---------------

                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-11165                                 43-1470322
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        (Commission File Number)              (IRS Employer Identification No.)

        12 East Armour Boulevard
          Kansas City, Missouri                            64111
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(Address of Principal Executive Offices)                (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

         On April 14, 2006, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, which announced that the Company has received Bankruptcy Court approval to extend the exclusivity periods within which to file and solicit acceptance of plans of reorganization and provided an update on the status of the Company's Chapter 11 cases.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

    99.1          Interstate Bakeries Corporation press release dated
                  April 14, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2006                         INTERSTATE BAKERIES
                                             CORPORATION


                                             By:   /s/ Ronald B. Hutchison
                                                   ----------------------------
                                                   Ronald B. Hutchison
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    99.1          Interstate Bakeries Corporation press release dated
                  April 14, 2006.